UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 2, 2008

Date of Report (Date of earliest event reported)

REGENERX BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15070	52-1253406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center, Suite 630, Bethesda, MD		20814
(Address of principal executive offices)		(Zip Code)

(301) 280-1992

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On July 2, 2008, the stockholders of RegeneRx Biopharmaceuticals, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated 2000 Stock Option and Incentive Plan, as amended (the “Plan”) to increase the aggregate number of shares of Common Stock reserved for issuance under the Plan from 4,200,000 to 6,500,000.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

The disclosures made under Item 1.01 above regarding the Plan are hereby incorporated by reference into this Item 5.02(e).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.
By:	/s/ J.J. FINKELSTEIN

J.J. Finkelstein President and Chief Executive Officer

Date: July 9, 2008

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